SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant ss. 240.14a-12


                          New England Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
                              N/A
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(2)      Aggregate number of securities to which transactions applies:
                              N/A
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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                              N/A
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(4)      Proposed maximum aggregate value of transaction:
                              N/A
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(5)      Total fee paid:
                              N/A
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|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
                             N/A
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(2)       Form, Schedule or Registration Statement No.:
                             N/A
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(3)      Filing Party:
                             N/A
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(4)      Date Filed:
                             N/A
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

                 [LETTERHEAD OF NEW ENGLAND BANCSHARES, INC.]


                                                 December 2, 2002






Dear Shareholder:

     You are cordially invited to attend the special meeting of shareholders of New England Bancshares, Inc. The meeting will be held at the Radisson Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, January 16, 2003 at 2:00 p.m., local time.

     The notice of special meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                         Sincerely,



                                         /s/ David J. O'Connor
                                         -------------------------------------
                                         David J. O'Connor
                                         President and Chief Executive Officer

                          New England Bancshares, Inc.
                               660 Enfield Street
                           Enfield, Connecticut 06082
                                 (860) 253-5200
--------------------------------------------------------------------------------


                    Notice of Special Meeting of Shareholders

--------------------------------------------------------------------------------


     On Thursday, January 16, 2003, New England Bancshares, Inc. (the "Company") will hold a special meeting of its shareholders at the Radisson Hotel, One Bright Meadow Boulevard, Enfield, Connecticut. The meeting will begin at 2:00 p.m., local time. At the meeting, the shareholders will consider and act on the following:

     1. The approval of the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan;

     2. The transaction of any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only shareholders of record at the close of business on November 19, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ Cynthia G. Gray
                                             --------------------------
                                             Cynthia G. Gray
                                             Corporate Secretary


Enfield, Connecticut
December 2, 2002


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          New England Bancshares, Inc.
                       __________________________________

                                 Proxy Statement
                       __________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of New England Bancshares, Inc. ("New England Bancshares" or the "Company") to be used at the special meeting of shareholders of the Company. The Company is the holding company for Enfield Federal Savings and Loan Association ("Enfield Federal" or the "Association"). The special meeting will be held at the Radisson Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, January 16, 2003 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about December 2, 2002.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on November 19, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

     As of the close of business on November 19, 2002, 2,049,875 shares of Company common stock were outstanding, including 1,127,431 shares of common stock issued to and held by Enfield Mutual Holding Company, the mutual holding company parent of the Company and the Association. Each share of common stock has one vote. As provided in the Company's Charter, a record owner of the Company's common stock (other than Enfield Mutual Holding Company) which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a shareholder of record as of the close of business on November 19, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan (the "Incentive Plan"), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The approval of the Incentive Plan requires the affirmative vote of a majority of the total shares outstanding and the affirmative vote of the majority of total votes outstanding, excluding those shares beneficially owned by Enfield Mutual Holding Company. Broker non-votes and abstentions will have the effect of a vote against the proposal.

     Enfield Mutual Holding Company owns 55.0% of the shares of common stock entitled to vote at the special meeting. Enfield Mutual Holding Company has indicated to the Company that it intends to vote such shares of common stock "FOR" the proposal being presented thereby ensuring a quorum at the meeting and the affirmative vote of a majority of the total shares outstanding.

Voting by Proxy

     The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" approval of the Incentive Plan.

     If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the special meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the special meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the special meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement.

Participants in Enfield Federal's ESOP and 401(k) Plan

     If you participate in the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan or if you hold shares of Company common stock through the Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a voting authorization form which will reflect all shares that you may direct the plan trustees to vote on your behalf. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. As of November 19, 2002, no shares had been allocated under the ESOP. However, for voting purposes only, each ESOP participant will be deemed to have been allocated one share of Company common stock. Unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties.

     Under the terms of the 401(k) Plan, you are entitled to direct the plan trustee how to vote the shares of Company common stock credited to your account under the 401(k) Plan. The trustee will vote shares of Company common stock for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants.

     The deadline for returning your voting instructions to each plan's trustee is January 6, 2003.

                                 Stock Ownership

     The following table provides information as of November 19, 2002, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                     Number of Shares       Percent of Common
Name and Address                           Owned            Stock Outstanding
--------------------                -------------------   ---------------------

Enfield Mutual Holding Company          1,127,431(1)               55.0%
660 Enfield Street
Enfield, Connecticut 06082

-------------------
(1) Shares of common stock were acquired by Enfield Mutual Holding Company in the Association's mutual holding company reorganization, which was completed on June 4, 2002. The members of the Board of Directors of the Company and the Association also constitute the Board of Directors of the Mutual Holding Company.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of November 19, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                Number of              Percent of
                                                                 Shares               Common Stock
 Name                                                             Owned              Outstanding (1)
-------                                                        ------------         -----------------
Edward C. Allen................................................    3,000                   *
Lucien P. Bolduc...............................................      100                   *
Peter T. Dow...................................................    2,500(2)                *
Myron J. Marek.................................................    2,265                   *
Dorothy K. McCarty.............................................    1,500                   *
David J. O'Connor..............................................    3,592                   *
Richard K. Stevens.............................................    5,100                   *
Richard M. Tatoian.............................................    1,000                   *

All Executive Officers and Directors as a Group (9 persons)....   21,668                 1.1%


* Less than 1% of shares outstanding

(1) Based on 2,049,875 shares of Company common stock outstanding and entitled to vote as of November 19, 2002.
(2) Represents shares held in a trust in which Mr. Dow shares voting and investment power.

                             Directors' Compensation

     Fees. Each non-employee director of the Association receives $400 for each board meeting and each Audit, ALCO or Planning Committee meeting they attend. Additionally, each non-employee director of the Association receives $225 for each Executive Committee meeting they attend. Chairmen of the respective committees each receive an additional $50 for each committee meeting they attend. Additionally, non- employee directors of New England Bancshares receive an annual retainer of $4,000.

     Directors' Retirement Plan. Enfield Federal maintains the Enfield Federal Savings and Loan Association Director Fee Continuation Plan to provide eligible non-employee directors with a retirement income supplement. Under the plan, eligible non-employee directors are entitled to an annual benefit, as of their Retirement Date, of $1,000 for each full year of service as a director from June 1, 1995, plus $250 for each full year of service as a director prior to June 1, 1995, with a maximum benefit of $6,000 per year payable in ten annual installments. For purposes of the plan, "Retirement Date" is defined as the June 1st following a director's 70th birthday. Upon an eligible retired director's death, but before the ten payments have been made, Enfield Federal is obligated to pay the director's beneficiary, at its option, a discounted lump sum payment equal to the remaining payments or the remaining installment payments. If an active eligible non-employee director dies before his or her Retirement Date, Enfield Federal is obligated to pay the director's designated beneficiary a benefit equal to the discounted value of the ten annual installments the director would have been entitled to had he or she lived to his or her Retirement Date. At Enfield Federal's discretion, the benefit is payable in a lump sum or in ten annual installments. Enfield Federal has acquired life insurance policies for each of the eligible non-employee directors as an informal source of funding for its obligations under the plan.

     Incentive Plan. The Company is presenting the Incentive Plan to shareholders for approval, under which all directors of the Company and the Association are eligible to receive awards. To date, no awards under the Incentive Plan have been made to any director. See Proposal 1 for a summary of the material terms of the Incentive Plan.

                             Executive Compensation

     Summary Compensation Table. The following information is furnished for the President and Chief Executive Officer. No other executive officer of Enfield
Federal received a salary and bonus of $100,000 or more during the year ended March 31, 2002.



                                                          Annual Compensation (1)
                                                   --------------------------------------        All Other
Name and Position                                    Year          Salary         Bonus         Compensation
------------------                                 --------       ---------      --------       --------------

David J. O'Connor............................        2002          $158,340       $21,800           $7,325(2)
   President and Chief Executive Officer             2001           150,800        15,000            6,893
                                                     2000           140,245        14,000            4,777

-------------------
(1) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2) Includes $1,695 in insurance premiums paid by Enfield Federal under an endorsement method split-dollar life insurance arrangement, $989 related to an additional life insurance policy for Mr. O'Connor and $4,641 in employer matching contributions made under the 401(k) Plan.

     Employment Agreement. Enfield Federal and New England Bancshares maintain an employment agreement with Mr. O'Connor. The employment agreement is intended to ensure that New England Bancshares and Enfield Federal will be able to maintain a stable and competent management base. The continued success of New England Bancshares and Enfield Federal depends to a significant degree on the skills and competence of Mr. O'Connor.

     The employment agreement provides for a three-year term. The term of the employment agreement will be extended annually unless written notice of non-renewal is given by the board of directors of Enfield Federal. The employment agreement provides that the executive's base salary will be reviewed annually. Mr. O'Connor's current base salary is $166,340. In addition to the base salary, Mr. O'Connor's employment agreement provides for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreement provides for termination by Enfield Federal for cause, as defined in the employment agreement, at any time. If Enfield Federal chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from Enfield Federal after specified circumstances that would constitute constructive termination, the executive or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of New England Bancshares and Enfield Federal during the remaining term of the employment agreement. Enfield Federal would also continue and/or pay for Mr. O'Connor's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, he must adhere to a one-year non-competition agreement.

     Under the employment agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of New England Bancshares or Enfield Federal, Mr. O'Connor, or, if he dies, his beneficiary, would be entitled to a severance payment equal to the greater of:
(1) the  payments due for the  remaining  terms of the  agreement;  or (2) three times the average of the five preceding taxable years' annual compensation. Enfield Federal would also continue Mr. O'Connor's life, health, dental and disability coverage for 36 months. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount.

     All reasonable costs and legal fees paid or incurred by Mr. O'Connor in any dispute or question of interpretation relating to the employment agreement will be paid by Enfield Federal, if Mr. O'Connor is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that Enfield Federal and New England Bancshares will indemnify Mr. O'Connor to the fullest extent legally allowable.

     Supplemental Executive Retirement Plans. Enfield Federal maintains the Executive Supplemental Retirement Plan to provide Mr. O'Connor with an annual retirement benefit of $172,796 payable in equal monthly installments over a period of 180 months upon his attainment of age 65. Following the initial 180-month period, additional amounts may be payable to Mr. O'Connor until his death based on the performance of certain life insurance policies that Enfield Federal has acquired as an informal funding source for its obligation to Mr. O'Connor. If Mr. O'Connor voluntarily or involuntarily terminates his employment with Enfield Federal, Mr. O'Connor will be entitled to receive at age 65 the balance of his accrued benefit under the plan payable over 180 months and the additional supplemental benefit he would have been entitled to had he remained in the employ of Enfield Federal until his retirement. If Mr. O'Connor dies prior to the commencement or completion of benefit payments under the plan, his beneficiary will be entitled to the remaining installments or a lump sum of the present value of his remaining installment payments, at the discretion of Enfield Federal. If a change in control occurs (as defined in the plan), followed by Mr. O'Connor's voluntary or involuntary termination of employment with Enfield Federal, Mr. O'Connor will be entitled to receive at age 65 a benefit equal to the benefits he would have received had he continued in the employ of Enfield Federal until age 65.

     Enfield Federal has established a rabbi trust to hold the insurance policies purchased to satisfy the obligations of Enfield Federal with respect to the Executive Supplemental Retirement Plan. Until the plan benefits are paid to Mr. O'Connor, creditors may make claims against the trust's assets if Enfield Federal becomes insolvent. As of March 31, 2002, Enfield Federal had accrued $160,224 for its liabilities under the plan.

     In addition to the Executive Supplemental Retirement Plan, Enfield Federal maintains the Enfield Federal Savings and Loan Association Supplemental Executive Retirement Plan. This plan provides restorative payments to executives designated by the board of directors who are prevented from receiving the full benefits contemplated by the ESOP's benefit formula and the full matching contribution under the 401(k) Plan due to the legal limitations imposed on tax-qualified plans. The board of directors of Enfield Federal has designated Mr. O'Connor to participate in the plan. In addition to providing for benefits lost under the ESOP and 401(k) Plan, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the supplemental executive retirement plan will provide the participant with a benefit equal to what the participant would have received under the ESOP had he remained employed throughout the term of the ESOP loan, less the benefits actually provided.

     Split-Dollar Life Insurance. In August 1999, Enfield Federal established a split-dollar life insurance arrangement to provide Mr. O'Connor with a death benefit. Under the terms of the arrangement, title and ownership of the life insurance policy resides with Enfield Federal and Enfield Federal pays all of the insurance premiums. Upon Mr. O'Connor's death, his beneficiaries will be entitled to 25% of the total proceeds, less the cash value of the policy. Enfield Federal will be entitled to the remaining life insurance proceeds. Enfield Federal will be entitled at all times to the cash surrender value of the life insurance policy.

                                   Proposal 1
                  Approval of the New England Bancshares, Inc.
                         2003 Stock-Based Incentive Plan

     The Board of Directors of the Company is presenting the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan for shareholder approval. The purpose of the plan is to attract and retain qualified personnel, to provide officers, employees and directors of the Company and the Association with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to shareholders' concerns and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan, which is attached hereto as Appendix A.

General

     The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of Company common stock (collectively, options and restricted stock awards are referred to as "awards"). Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 200,000 shares, consisting of 142,857 shares reserved for options and 57,143 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee consisting of the entire board of directors of the Company (the "Committee"). In accordance with the terms of the plan, authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy awards under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Association, shares of Company common stock in the open market to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

Types of Awards

     General. The plan authorizes grants of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify, referred to as non-statutory stock options (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company); and

(3) restricted shares of Company common stock. Each type of award may be subject to certain vesting or service requirements imposed by the Committee.


     Options. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying Company common stock at the time of grant. The exercise price of any option may be paid in cash, Company common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

     All options granted under the plan to employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under
Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. To qualify as incentive stock options under Section 422 of the Internal Revenue Code: (1) the option must be granted to an employee; (2) the option must not be transferable (other than by will or the laws of descent and distribution); (3) the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant; (4) the term of the option may not exceed ten years from the date of grant; and (5) no more than $100,000 of options may become exercisable for the first time in any calendar year by any recipient. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must not be less than 110% of the fair market value of the common stock on the date of grant.

     Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following the date of termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled, all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. Generally upon retirement, only those options that were immediately exercisable may be exercised and only for one year following the date of termination, or if sooner, the expiration of the term of the option. However, upon an individual's retirement, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by the Company or the Association as a consultant or advisor or continues to serve the Company or the Association as a director, advisory director or director emeritus. If a change in control occurs, all option awards become vested and remain exercisable for the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled.

     Currently under generally accepted accounting principles, compensation expense is generally not required to be recognized with respect to the award of stock options.

     Restricted Stock Awards. Subject to the terms of the plan, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest.

     Stock award recipients may receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, recipients of restricted stock awards may direct the voting of all shares (vested and unvested) of Company common stock granted to them.

     Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability, change in control or retirement, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. Generally, if the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, upon an individual's retirement, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by the Company or the Association as a consultant or advisor or continues to serve the Company or the Association as a director, advisory director or director emeritus. If a change in control occurs, all unvested stock awards immediately vest. In the event of termination for cause, all unvested stock awards held by such individual will be canceled.

Federal Income Tax Treatment

     Options. An option holder will generally not recognize taxable income upon the grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the option was exercised and two years after the option was granted. If these holding periods are satisfied, upon disposal of the shares, the amount by which the fair market value of the common stock exceeds the exercise price of the option is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

     In the case of the exercise of a non-statutory stock option, an option holder will recognize ordinary income equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods described above (a "disqualifying disposition"), the option holder will recognize ordinary income equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

     Restricted Stock Awards. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible by the Company.

     A recipient of a restricted stock award who makes an election under Section 83(b) of the Internal Revenue Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the Company common stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Amendments

     Subject to certain restrictions contained in the plan, the Board of Directors may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her written consent and such amendment must comply with applicable law and regulation.

Adjustments

     If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under the plan will be binding upon any successors or assigns of the Company.

Nontransferability

     Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code and federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

Shareholder Approval and Effective Date of Plan

     The plan will become effective: (i) immediately upon the affirmative vote of a majority of the total shares outstanding and the affirmative vote of a majority of the total shares outstanding, excluding those shares beneficially owned by Enfield Mutual Holding Company; or (ii) on June 5, 2003 if the requisite shareholder approval is not obtained.

New Plan Benefits

     The Company anticipates that, following the effective date of the plan, awards will be made to eligible directors, officers and employees at levels consistent with peer institutions and prevailing industry practices. However, as of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

     The Board of Directors recommends that you vote "FOR" approval of the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan.

                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the special meeting. The Company will pay a fee of $5,000, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Association without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

                      Shareholder Proposals and Nominations

     To be considered for inclusion in New England Bancshares' proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders, a shareholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any shareholder proposal will be subject to the requirements of the proxy rules adopted by the United States Securities and Exchange Commission.

     The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders, including director nominations. The Bylaws of the Company provide that any shareholder may bring business before an annual meeting provided the shareholder files a notice with the Secretary at least five (5) days before the annual meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Cynthia G. Gray
                                              -------------------------------
                                              Cynthia G. Gray
                                              Corporate Secretary


Enfield, Connecticut
December 2, 2002

                                                                      APPENDIX A


                          NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN

1. DEFINITIONS.
   ------------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Association" means Enfield Federal Savings and Loan Association, a federally-chartered savings and loan association.

     (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (e)  "Board  of  Directors"  means the board of  directors  of the  Holding
          Company.

     (f) "Change in Control" of the Association or the Holding Company shall be deemed to occur on the earliest of: (i) such time as any "person" (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Association's outstanding voting securities or the right to acquire such securities, except for any voting securities purchased by any employee benefit plan of the Association; (ii) such time as individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors constituting the Incumbent Board (or members who were nominated by the Incumbent Board), or whose nomination for election by the Association's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members (or members nominated by the Incumbent Board), shall be, for purposes of this clause (ii), considered as though he or she were a member of the Incumbent Board; (iii) such time as a reorganization, merger, consolidation, or similar transaction occurs or is effectuated as a result of which 60% of shares of the common stock of the resulting entity are owned by persons who were not stockholders of the Association immediately prior to the consummation of the transaction;
          (iv) such time as substantially all of the assets of the Association are sold or otherwise transferred to another corporation or other entity that is not controlled by the Association. Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of the Association into the holding company form of organization constitute a "Change in Control" for purposes of this Plan.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the Board of Directors or a committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or the Association.

     (l) "Effective Date" means the earlier of the date that Plan is approved by shareholders or June 5, 2003.

     (m) "Employee" means any person employed by the Holding Company or the Association. Directors who are employed by the Holding Company or the Association shall be considered Employees under the Plan.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii)If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q)  "Incentive   Stock  Option"   means  a  stock  option   granted  to  a
          Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (r) "Holding Company" means New England Bancshares, Inc., a federal corporation.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t)  "Option"  means an  Incentive  Stock  Option  or  Non-Statutory  Stock
          Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or the Association who is not also an Employee of the Holding Company or the Association.

     (v)  "Participant" means any person who holds an outstanding Award.

     (w) "Plan" means this New England Bancshares, Inc. 2003 Stock-Based Incentive Plan.

     (x) "Retirement" means voluntary termination of employment with the Holding Company or the Association at or after attaining age 65. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company or the Association (for reasons other than Cause) after attaining age 70 and serving at least 10 years on the board(s) of directors of the Holding Company or the Association.

     (y)  "Stock  Award"  means an Award  granted to a  Participant  pursuant to
          Section 8 of the Plan.

     (z) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary  duty  involving  personal  profit,  intentional  failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

     (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2. ADMINISTRATION.
   ---------------

     (a) The Committee shall administer the Plan. The Committee shall consist of the Board of Directors of the Company in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the U.S. Securities and Exchange Commission. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or the Association who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c)  Each  Award  shall  be  evidenced  by  a  written   agreement  ("Award
Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award

     Agreement shall constitute a binding contract between the Holding Company and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; and (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Association for determinations to be made pursuant to the Plan.

3. TYPES OF AWARDS.
   ----------------

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (3)      Stock Awards.

4. STOCK SUBJECT TO THE PLAN.
   --------------------------

     Subject to adjustment as provided in Section 12 of the Plan, the number of shares reserved for Awards under the Plan is 200,000. Subject to adjustment as provided in Section 12 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 142,857. The number of the shares reserved for Stock Awards is 57,143. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5. ELIGIBILITY.
   ------------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6. NON-STATUTORY STOCK OPTIONS.
   ----------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise  Price.  The Committee  shall  determine the Exercise Price of
         ----------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-Statutory Stock Options. The Committee shall determine the
         -------------------------------------
term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c)  Non-Transferability.  Unless otherwise  determined by the Committee in
          --------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

     (d)  Termination  of  Employment  or Service  (General).  Unless  otherwise
          ---------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination or, if sooner, until the expiration of the term of the Option.

     (e)  Termination of Employment or Service  (Retirement).  In the event of a
          ---------------------------------------------------
Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

     (f)  Termination  of Employment or Service  (Disability  or Death).  Unless
          --------------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (g) Termination of Employment or Service  (Termination  for Cause).  Unless
         ---------------------------------------------------------------
otherwise  determined  by  the  Committee,  in  the  event  of  a  Participant's
Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h) Acceleration  Upon a Change in Control.  Upon a Change in Control,  all
         ---------------------------------------
Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option, regardless of whether the Participant is employed or in service with the Association or the Holding Company.

     (i)  Payment.  Payment  due  to  a  Participant  upon  the  exercise  of  a
          --------
Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

7. INCENTIVE STOCK OPTIONS.
   ------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise  Price.  The Committee  shall  determine the Exercise Price of
         ----------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive  Stock  Options.  To the extent the aggregate Fair
         -------------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive  Stock Options.  The Committee  shall  determine the
         ----------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d)  Non-Transferability.  No Incentive  Stock Option shall be transferable
          --------------------
except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General). Unless otherwise determined by the
         ------------------------------------
Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (f) Termination of Employment (Retirement). In the event of a Participant's
         ---------------------------------------
Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     (g)  Termination  of Employment  (Disability  or Death).  Unless  otherwise
          ---------------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (h) Termination of Employment  (Termination  for Cause).  Unless  otherwise
         ----------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Acceleration  Upon a Change in Control.  Upon a Change in Control,  all
         ---------------------------------------
Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option, regardless of whether the Participant is employed or in service with the Association or the Holding Company.

     (j) Payment. Payment due to a Participant upon the exercise of an Incentive
         --------
Stock Option shall be made in the form of shares of Common Stock.

     (k)  Disqualifying  Dispositions.  Each Award  Agreement with respect to an
          ----------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions) within 10 days of such disposition.

8. STOCK AWARDS.
   -------------

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Grants of the Stock  Awards.  Stock  Awards  may only be made in whole
          ----------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards.  The Committee  shall determine the dates on
         --------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c)  Termination  of  Employment  or Service  (General).  Unless  otherwise
          ---------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d)  Termination of Employment or Service  (Retirement).  In the event of a
          ---------------------------------------------------
Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (e)  Termination  of Employment or Service  (Disability  or Death).  Unless
          --------------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Termination of Employment or Service  (Termination  for Cause).  Unless
         ---------------------------------------------------------------
otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (g)  Acceleration  of Vesting  Upon a Change in  Control.  Upon a Change in
          ----------------------------------------------------
Control, all Stock Awards held by a Participant as of the date of the Change in Control shall immediately vest and any further restrictions shall lapse.

     (h) Issuance of Certificates. Unless otherwise held in Trust and registered
         -------------------------
in the name of the Trustee, the Holding Company shall cause to be issued a stock certificate to each Stock Award recipient, registered in the name of the Stock Award recipient, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and New England Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of New England Bancshares, Inc., 660 Enfield Street, Enfield, Connecticut 06082- 2900."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or the Association, unless the Committee determines otherwise.

     (i)  Non-Transferability.  Except to the extent  permitted by the Code, the
          --------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

     (a) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

     (b) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

     (c)  If a  recipient  of a Stock  Award is  subject  to the  provisions  of
          Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (j) Treatment of Dividends.  Participants  are entitled to receive all cash
         -----------------------
and stock dividends or other distributions declared and paid with respect to shares underlying a Stock Award. The Committee shall determine when the dividends or other distributions will be distributed to Participants.

     (k) Voting of Stock Awards.  Participants are entitled to vote or to direct
         -----------------------
the Trustee to vote, as the case may be, all shares of Common Stock underlying a Stock Award subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (l) Payment.  Payment due to a Participant  upon the  redemption of a Stock
         --------
Award shall be made in the form of shares of Common Stock.

9. METHOD OF EXERCISE OF OPTIONS.
   ------------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

10. RIGHTS OF PARTICIPANTS.
    -----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

11. DESIGNATION OF BENEFICIARY.
    ---------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

12. DILUTION AND OTHER ADJUSTMENTS.
    -------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

          (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

          (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

          (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company and the Association.

13. TAXES.
    ------

     Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

14. NOTIFICATION UNDER SECTION 83(b).
    ---------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

15. AMENDMENT OF THE PLAN AND AWARDS.
    ---------------------------------

     (a) Except as provided in paragraph (c) of this Section 15, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 15, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

16. EFFECTIVE DATE OF PLAN.
    -----------------------

     The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the total shares outstanding and the affirmative vote of the majority of total shares outstanding, excluding those shares beneficially owned by Enfield Mutual Holding Company; or (ii) on June 5, 2003.

17. TERMINATION OF THE PLAN.
    ------------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

18. APPLICABLE LAW.
    ---------------

     The Plan will be administered in accordance with the laws of the United States.

19. COMPLIANCE WITH FEDERAL REGULATIONS.
    ------------------------------------

     This Plan will comply with the requirements set forth in 12 C.F.R. ss. 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Enfield Mutual Holding Company to fail to qualify as a mutual holding company under federal regulations.

                                 REVOCABLE PROXY
                          NEW ENGLAND BANCSHARES, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                                January 16, 2003
                              2:00 p.m. Local Time
                         _______________________________

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of New England Bancshares, Inc. (the "Company"), consisting of the full Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders, to be held on January 16, 2003 at 2:00 p.m. Local Time, at the Radisson Hotel, One Bright Meadow Boulevard, Enfield, Connecticut and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     The approval of the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan.

             FOR                    AGAINST                     ABSTAIN

             |_|                      |_|                         |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.


     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" the proposal listed. If any other business is presented at the special meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.



                                        Dated:___________________________



                                        ________________________________
                                        SIGNATURE OF SHAREHOLDER



                                        ________________________________
                                        SIGNATURE OF CO-HOLDER (IF ANY)

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement dated December 2, 2002.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         _____________________________

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          [Enfield Federal Letterhead]

Dear ESOP Participant:

     On behalf of the Board of Directors, I am forwarding to you a blue vote authorization form and a Notice and Proxy Statement for the Special Meeting of Shareholders of New England Bancshares, Inc. to be held on January 16, 2003. As an ESOP participant you are entitled to instruct First Bankers Trust Company, N.A. (the "ESOP Trustee") how to vote the shares of New England Bancshares, Inc. common stock ("Common Stock") allocated to your account in the ESOP. As of November 19, 2002, the record date for shareholders entitled to vote at the Special Meeting, no shares of Common Stock held in the ESOP Trust had been allocated to participants' accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your account. To direct the ESOP Trustee how to vote the share of Common Stock deemed allocated to your ESOP account, please complete and sign the enclosed blue vote authorization form and return it in the enclosed postage-paid envelope no later than January 6, 2003. The shares of Common Stock held in the ESOP Trust and the allocated shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of Common Stock deemed allocated to their accounts, subject to the Employee Retirement Income Security Act of 1974.

     Your vote will not be revealed, directly or indirectly, to any officer, employee or director of New England Bancshares, Inc. or Enfield Federal Savings and Loan Association.

                                          Sincerely,


                                          /s/ David J. O'Connor
                                          -------------------------------------
                                          David J. O'Connor
                                          President and Chief Executive Officer

Name:____________________
Shares: 1 share

                             VOTE AUTHORIZATION FORM

     I understand that First Bankers Trust Company, N.A., the ESOP Trustee, is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock under the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Shareholders to be held on January 16, 2003.

     You are to vote my share as follows:

The approval of the New England  Bancshares,  Inc.  2003  Stock-Based  Incentive
Plan.



             FOR                    AGAINST                     ABSTAIN

             |_|                      |_|                         |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

     The ESOP Trustee is hereby authorized to vote the share deemed allocated to me in its trust capacity as indicated above.


---------------------------------            -----------------------------------
              Date                                          Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 6, 2003.

                          [Enfield Federal Letterhead]

Dear 401(k) Plan Participant:

     On behalf of the Board of Directors, I am forwarding to you a green vote authorization form and a Notice and Proxy Statement for the Special Meeting of Shareholders of New England Bancshares, Inc. to be held on January 16, 2003. As a holder of New England Bancshares, Inc. common stock under the Enfield Federal Savings and Loan Employees' Savings and Profit Sharing Plan (the "401(k) Plan"), you are entitled to direct the Bank of New York (the "Stock Fund Trustee") how to vote the shares of New England Bancshares, Inc. common stock ("Common Stock") credited to your account as of November 19, 2002, the record date for shareholders entitled to vote at the Special Meeting. To do so, please complete and sign the enclosed green vote authorization form and return it in the accompanying postage-paid envelope by January 6, 2003.

     The Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions received from participants regarding shares of Common Stock credited to their 401(k) Plan accounts.

     Your vote will not be revealed, directly or indirectly, to any officer, employee or director of New England Bancshares, Inc. or Enfield Federal Savings and Loan Association.

                                           Sincerely,


                                           /s/ David J. O'Connor
                                           -------------------------------------
                                           David J. O'Connor
                                           President and Chief Executive Officer

Name:____________________
Shares: ___________________

                             VOTE AUTHORIZATION FORM

     I understand that the Bank of New York, the Stock Fund Trustee, is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock credited to me under the Enfield Federal Savings and Loan Association Employees' Savings and Profit Sharing Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Shareholders to be held on January 16, 2003.

     You are to vote my shares as follows:

The approval of the New England Bancshares, Inc. 2003 Stock-Based Incentive
Plan.


             FOR                    AGAINST                     ABSTAIN

             |_|                      |_|                         |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

     The Stock Fund Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.


---------------------------------            -----------------------------------
            Date                                          Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 6, 2003.